SCHEDULE 14A INFORMATION
                   Proxy Statement Pursuant to Section 14(a)
                     of the Securities Exchange Act of 1934

Filed by the Registrant |X|
Filed by a party other than the Registrant |_|

Check the appropriate box:
|_|     Preliminary Proxy Statement
|_| Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
|X|     Definitive Proxy Statement
|_|     Definitive Additional Materials
|_| Soliciting Material Pursuant to |_|ss.240.14a-11(c) or |_|ss.240.14a-12

                            DIGITAL POWER CORPORATION
                (Name of Registrant as Specified In Its Charter)

                      -------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

|X|  No fee required
|_|  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11

     1) Title of each class of securities to which transaction applies: _______
     2) Aggregate number of securities to which transaction applies: __________
     3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined): ________
     4) Proposed maximum aggregate value of transaction: _____________
     5) Total fee paid: ___________________

|_|  Fee paid previously with preliminary materials.

|_| Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     1)     Amount Previously Paid: ________________________________
     2)     Form, Schedule or Registration Statement No.: ______________
     3)     Filing Party: __________________________________________
     4)     Date Filed: ___________________________________________

                            DIGITAL POWER CORPORATION
                              41920 Christy Street
                                Fremont, CA 94538
                                 (510) 657-2635






To the Shareholders of Digital Power Corporation:

     You are cordially invited to attend the annual meeting (the "Meeting") of the shareholders of Digital Power Corporation ("Digital") which will be held on Tuesday, June 26, 2001, at 10:00 a.m. (Pacific Time), at Digital's corporate offices located at 41920 Christy Street, Fremont, California 94538.

     The accompanying notice of the annual meeting of the shareholders and proxy statement contain the matters to be considered and acted upon, and you should read such material carefully.

     The proxy statement contains important information concerning the election of the board of directors of Digital.

     I urge you to give this matter your close attention, as it is of great significance to Digital and its shareholders. The board of directors strongly recommends your approval of the nominees.

     We hope you will be able to attend the Meeting, but, if you cannot do so, it is important that your shares be represented. Accordingly, we urge you to mark, sign, date, and return the enclosed proxy promptly. You may, of course, revoke your proxy if you attend the Meeting and choose to vote in person.

                                                   Sincerely,

                                                   /s/   Robert O. Smith

                                                   Robert O. Smith
                                                   President


Date:  May 25, 2001

                            DIGITAL POWER CORPORATION
                              41920 Christy Street
                            Fremont, California 94538
                                 (510) 657-2635

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                      To Be Held On Tuesday, June 26, 2001

     NOTICE IS HEREBY GIVEN that the annual meeting of the shareholders of Digital Power Corporation, a California corporation ("Digital" or the "Company"), will be held on Tuesday, June 26, 2001, at 10:00 a.m. (Pacific
Time), at Digital's offices located at 41920 Christy Street, Fremont, California 94538 for the following purposes, all of which are more completely discussed in the accompanying proxy statement:

     1. To elect five directors to hold office until the next annual meeting of shareholders or until their successors are elected and qualified; and

     2. To transact such other business as may properly come before the Meeting or any adjournments thereof.

     All of the above-matters are more fully described in the accompanying proxy statement. Only shareholders of record at the close of business on May 23, 2001, are entitled to notice of and to vote at the annual meeting of the shareholders.

                                            By Order of the Board of Directors

                                            /s/ Philip G. Swany, Secretary

Fremont, California
May 25, 2001




YOU ARE CORDIALLY INVITED TO ATTEND DIGITAL'S ANNUAL MEETING OF SHAREHOLDERS. IT IS IMPORTANT THAT YOUR SHARES BE REPRESENTED REGARDLESS OF THE NUMBER YOU OWN. EVEN IF YOU PLAN TO BE PRESENT AT THE ANNUAL MEETING, YOU ARE URGED TO COMPLETE, SIGN, DATE, AND RETURN THE ENCLOSED PROXY PROMPTLY IN THE ENVELOPE PROVIDED. IF YOU ATTEND THE MEETING, YOU MAY VOTE EITHER IN PERSON OR BY PROXY. ANY PROXY GIVEN MAY BE REVOKED BY YOU IN WRITING OR IN PERSON AT ANY TIME PRIOR TO THE EXERCISE THEREOF.

                               PROXY STATEMENT OF
                            DIGITAL POWER CORPORATION
                              41920 Christy Street
                                Fremont, CA 94538
                                 (510) 657-2635

                     INFORMATION CONCERNING THE SOLICITATION


     This proxy statement is furnished to the shareholders of Digital Power Corporation ("Digital" or the "Company") in connection with the solicitation of proxies on behalf of Digital's board of directors for use at Digital's annual meeting of the shareholders (the "Meeting") to be held on Tuesday, June 26, 2001, at 10:00 a.m. (Pacific Time), at Digital's offices located at 41920 Christy Street, Fremont, California 94538, and at any and all adjournments thereof. Only shareholders of record on May 23, 2001, will be entitled to notice of and to vote at the Meeting.

     The proxy solicited hereby, if properly signed and returned to Digital and not revoked prior to its use, will be voted at the Meeting in accordance with the instructions contained therein. If no contrary instructions are given, each proxy received will be voted "FOR" approval of the five nominees for the board of directors, and, at the proxy holders' discretion, on such other matters, if any, which may come before the Meeting (including any proposal to adjourn the Meeting). Any shareholder giving a proxy has the power to revoke it at any time before it is exercised by: (i) filing with Digital written notice of its revocation addressed to Philip G. Swany, Corporate Secretary, Digital Power Corporation, 41920 Christy Street, Fremont, California 94538; (ii) submitting a duly executed proxy bearing a later date; or (iii) appearing at the Meeting and giving the Corporate Secretary notice of his or her intention to vote in person.

     This solicitation of proxies is being made by Digital's board of directors. Digital will bear the entire cost of preparing, assembling, printing, and mailing proxy materials furnished by the board of directors to shareholders. In addition to the solicitation of proxies by use of the mail, some of the officers, directors, employees, and agents of Digital may, without additional compensation, solicit proxies by telephone or personal interview, the cost of which Digital will also bear. Digital will reimburse banks, brokerage houses, and other custodians, nominees, and fiduciaries for their reasonable expenses in forwarding these proxy materials to shareholders whose stock in Digital is held of record by such entities. In addition, Digital may use the services of individuals or companies it does not regularly employ in connection with this solicitation of proxies if management determines it to be advisable.

     A copy of Digital's annual report on Form 10-KSB for the year ended December 31, 2000, accompanies this proxy statement.

     This proxy statement and form of proxy were first mailed to shareholders on or about May 25, 2001.

Record Date and Voting Rights

     Digital is authorized to issue up to 10,000,000 shares of no par value common stock. As of May 23, 2001, there were 3,260,680 shares of common stock issued and outstanding. No shares of preferred stock are outstanding. Each share of common stock shall be entitled to one vote on all matters submitted for shareholder approval. The record date for determination of shareholders entitled to notice of and to vote at the Meeting is May 23, 2001. A majority of the outstanding shares of common stock present in person or by proxy at the Meeting is necessary for a quorum.

     All properly executed proxies delivered pursuant to this solicitation and not revoked will be voted at the Meeting in accordance with the directions given. A majority of the shares of common stock must be represented at the Meeting either in person or by proxy to constitute a quorum for the transaction of business. Regarding the election of directors, shareholders may vote in favor of all nominees, or withhold their votes as to all nominees, or withhold their votes as to specific nominees by following the instructions on the enclosed proxy card. If no specific instructions are given with respect to any matter to be voted on, the shares represented by a signed proxy will be voted "FOR" proposal 1. Directors will be elected from nominees receiving the highest number of affirmative votes cast by the holders of Digital's common stock, voting in person or by proxy, at the Meeting. Thus abstentions, because they will be counted in determining whether a quorum is present for the vote on all matters, will have no effect on the election of directors. Similarly, broker non-votes are also counted towards a quorum but are not counted for any purpose in determining whether a matter has been approved, and will have the same effect as an abstention.

     Further, in connection with the election of directors, shares may be voted cumulatively, but only for persons whose names have been placed in nomination prior to the voting for the election of directors and only if the shareholder holding such shares has given notice at the Meeting, prior to such voting, of his or her intention to vote cumulatively. Notice of intention to vote cumulatively may not be given by simply marking and returning a proxy. If any Company shareholder gives such notice, then all shareholders eligible to vote will be entitled to cumulate their votes in voting for the election of directors. Cumulative voting allows a shareholder to cast a number of votes equal to the number of shares held in his or her name as of the record date, multiplied by the number of directors to be elected. All of these votes may be cast for any one nominee, or they may be distributed among as many nominees as the shareholder sees fit. The nominees receiving the highest number of affirmative votes, up to the number of directors to be elected, shall be elected.

     If one of Digital's shareholders gives notice at the Meeting of his intention to vote cumulatively, the persons holding the proxies solicited by the board of directors will exercise their cumulative voting rights, at their discretion, to vote the shares they hold in such a way as to ensure the election of as many of the board's nominees as they deem possible. This discretion and authority of the proxy holders may be withheld by checking the box on the proxy card marked "withhold from all nominees." Such an instruction, however, will also deny the proxyholders the authority to vote for any or all of the nominees of the board of directors, even if cumulative voting is not called for at the Meeting, although it will not prevent the proxyholders from voting, at their discretion, for any other person whose name may be properly placed in nomination at the Meeting.

     A shareholder may choose to withhold from the proxyholders the authority to vote for any of the individual candidates for the board of directors by marking the appropriate box on the proxy card and striking out the names of the disfavored candidates as they appear on the proxy card. In that event, the proxyholders will not cast any of the shareholder's votes for candidates whose names have been crossed out, whether or not cumulative voting is called for at the Meeting, but they will retain the authority to vote for the candidates nominated by the board of directors whose names have not been struck out and for any other candidates who may be properly nominated at the Meeting. If a shareholder wishes to specify the manner in which his or her votes are allocated in the event of cumulative voting, he or she must appear and vote in person at the Meeting. Ballots will be available at the Meeting for persons desiring to vote in person.

PRINCIPAL SHAREHOLDERS

     The following table sets forth, as of May 23, 2001, certain information with respect to the beneficial ownership of shares of Digital common stock by all shareholders known by Digital to be the beneficial owners of more than five percent of the outstanding shares of such common stock, all directors and executive officers of Digital individually, and all directors and all executive officers of Digital as a group. As of May 23, 2001, there were 3,260,680 shares of common stock outstanding.


                                                    No. of Shares
                      Name                         Common Stock(1)     Percent
------------------------------------------------ ------------------- -----------
Digital Power - ESOP                                     167,504        5.14%
41920 Christy Street
Fremont, CA  94538

Thomas W. O'Neil, Jr.,                                  55,600(2)       1.68%
Director

Robert O. Smith,                                       379,004(3)      10.95%
Director and Chief Executive Officer

Chris Schofield,                                        47,000(4)       1.42%
Managing Director, Digital Power Limited

Philip G. Swany,                                        42,250(5)       1.28%
Chief Financial Officer

Scott C. McDonald,                                      20,000(6)        *
Director

Robert J. Boschert,                                     20,000(6)        *
Director

All directors and executive officers
as a group (6 persons)                                 563,854(7)      15.51%

* Less than one percent.

(1) Except as indicated in the footnotes to this table, the persons named in the table have sole voting and investment power with respect to all shares of common stock shown as beneficially owned by them, subject to community property laws where applicable.

(2)  Includes 40,000 shares subject to options exercisable within 60 days.

(3) Includes 211,500 shares subject to options exercisable within 60 days. Also includes 167,504 owned by the Digital Power ESOP of which Mr. Smith is a trustee.

(4)  Includes 40,000 shares subject to options exercisable within 60 days.

(5)  Includes 42,250 shares subject to options exercisable within 60 days.

(6)  Includes 20,000 shares subject to options exercisable within 60 days.

(7) Includes 373,750 shares subject to options and warrants exercisable within 60 days. Also includes 167,504 shares owned by the Digital Power ESOP of which Mr. Smith is a trustee and may be deemed a beneficial owner.

Proposal 1. Election of Directors

     Five directors are to be elected at the Meeting, each to serve until the next Meeting and until his successor shall be elected and qualified or until his earlier death, resignation, or removal. None of the nominees for director were selected pursuant to any arrangement or understanding other than with the directors and officers of Digital acting within their capacities as such. There are no family relationships between any of the directors and executive officers of Digital.

     The nominees for director have consented to being named as nominees in this proxy statement and have agreed to serve as director, if elected at the Meeting. In the event that any nominee is unable to serve, the person named in the proxy has discretion to vote for other persons if such other persons are designated by the board of directors. The board of directors has no reason to believe that any of the nominees will be unavailable for election. The following table sets forth the persons nominated by the board of directors for election as directors and certain information with respect to those persons.


                             Principal Occupation and Background For the Past Five
Name                   Age   Years

Robert O. Smith        56    Robert Smith has served as Chief Executive Officer and director since 1989 and President since May 1996.  He became the
                             Chairman of the Board in May, 1999. From 1980 to 1989 he
                             served as Vice President/Group Controller of Power Conversion
                             Group, General Manager of Compower Division, and President of
                             Boschert, a subsidiary of Computer Products, Inc., a manufacturer of power conversion products and industrial automation systems.
                             Mr. Smith received his B.S. in Business Administration from
                             Ohio University and has completed course work at the M.B.A.
                             program at Kent State University.

Chris Schofield        44    Chris Schofield has served as a director since 1998.  He has been
                             Managing Director of Digital Power Limited since January 1998 and Director and General Manager of Gresham Power Group
                             from 1995 to 1998.  From 1988 to 1995, he served as Director of
                             United Kingdom Operations of the Oxford Instruments Group.



                             Principal Occupation and Background For the Past Five
Name                   Age   Years


Thomas W. O'Neil, Jr.   71    Thomas O'Neil has been a director since 1991.  He has served as a Certified Public Accountant and Partner since 1991 of Wallace and O'Neil, CPAs.  From 1955 to 1991 he was a partner at KPMG
                              Peat Marwick.  He also served as a director of California
                              Exposition and State Fair; and serves as a director of Regional
                              Credit Association; and Director of Alternative Technology
                              Resources, Inc.  He is a graduate of St. Mary's College and member of the St. Mary's College Board of Regents.

Scott C. McDonald       47    Scott C. McDonald has been a director since May 1998.  He also served as the Chief Financial Officer and Administrative Officer
                              of Conxion Corporation from December 1999 to May 2001.  He is also a Director of Castelle Incorporated and Octant Technologies,
                              Inc. since April 1999 and April 1998, respectively.  From
                              November 1996 to May 1998, Mr. McDonald served as Director of CIDCO Incorporated, a communications and information
                              delivery company.  From October 1993 to January 1997, he
                              served as Executive Vice President, Chief Operating and
                              Financial Officer of CIDCO.  From March 1993 to September
                              1993, he served as President, Chief Operating and Financial
                              Officer of PSI Integration, Inc.  From February 1989 to February
                              1993, he served as Chief Financial Officer and Vice President,
                              Finance Administration of Integrated System, Inc.  Mr. McDonald
                              received a B.S. in Accounting from the University of Akron and an M.B.A. from Golden Gate University.

Robert J. Boschert      64    Robert Boschert has been a Director since 1998.  He works as a business consultant for small high-growth technology companies.
                              He has been a director since 1990 of Hytek Microsystems, Inc.
                              From June 1986 until June 1998, served as a consultant to Union
                              Technology.  He is the Founder of Boschert, Inc. and retired as a member of the board of directors in 1984.  He received his B.S. in
                              Electrical Engineering from University of Missouri.


     The term of office for each director of Digital is one year. No director of Digital serves as a director of any company which has a class of securities registered under the Securities Exchange Act of 1934 except Mr. Thomas O'Neil, Jr., who is a director of Alternative Technology Resources, and Mr. Robert J. Boschert, who is a director of Hyteck Microsystems, Inc.

Vote Required for the Election of Directors

     Directors will be elected from the nominees receiving the highest number of affirmative votes of the shares of common stock present and voting at the Meeting in person or by proxy.

The Board of Directors unanimously recommends that shareholder vote for all of the five nominees for directors described in proposal No. 1.

Committees and Meetings of the Board of Directors

     The board of directors of Digital held one regular meeting in 2000. All directors attended 75% or more of the aggregate number of the board of director and committee meetings on which each director served.

     The board of directors of Digital has a compensation committee and audit committee.

     In accordance with Securities Exchange Commission ("SEC") regulations, the following is the Digital's compensation and audit committee reports. Such reports are not deemed to be filed with the SEC.

Compensation Committee

     The compensation committee held one meeting during fiscal year 2000. The compensation committee of the board of directors is composed of two non-employee, independent directors, currently consisting of Messrs. McDonald and Boschert. The compensation committee administers Digital's 1996 Stock Option Plan, Digital's 1998 Stock Option Plan, Digital's 2000 Non-Qualified Stock Option Plan and approves compensation, remuneration, and incentive arrangements for officers and employees of Digital. The compensation committee also makes recommendations to the board on other personnel and compensation matters.

     Compensation Philosophy. The committee continues to emphasize the important link between the Company's performance, which ultimately benefits all shareholders, and the compensation of its executives. Therefore, the primary goal of the Company's executive compensation policy is to closely align the interests of the shareholders with the interests of the executive officers. In order to achieve this goal, the Company attempts to (i) offer compensation opportunities that attract and retain executives whose abilities and skills are critical to the long-term success of the Company and reward them for their efforts in ensuring the success of the Company and (ii) encourage executives to manage from the perspective of owners with an equity stake in the Company.

                                                     Respectfully Submitted

                                                     /s/  Scott C. McDonald

                                                     /s/  Robert J. Boschert

Audit Committee

     The primary functions of the audit committee are to review the scope and results of audits by the Company's independent auditors, the Company's internal accounting controls, the non-audit services performed by the independent accountants, and the cost of accounting services. A copy of the audit committee's charter is attached as Exhibit "A" to this proxy statement.

Audit Committee Report

     The audit committee is composed of Robert J. Boschert, Thomas O'Neil, and Scott McDonald, each of whom is independent in accordance with the standards imposed by the American Stock Exchange. The audit committee plays a critical role in the financial reporting system by overseeing and monitoring management's and the independent auditor's participation in the financial reporting process. The committee reviews the Company's internal accounting procedures, consults with and reviews the services provided by the Company's independent accountants, and makes recommendations to the board of directors regarding the selection of independent accountants.

     In fulfilling its oversight responsibilities, the audit committee has, with and without management present, reviewed and discussed the Company's audited financial statements and has discussed with the independent auditors the matters required to be discussed in Statement on Accounting Standards No. 61, as amended,  "Communication  with  audit  committees."  Such  matters  include  the auditor's responsibility under Generally Accepted Accounting Standards, the significant accounting policies followed during the audit, management's judgments and accounting estimates, significant audit adjustments, any disagreements between the auditors and management, and difficulties encountered in performing the audit. The committee has also determined that less than fifty percent of the hours expended on the audit engagement were by personnel the principal auditor leased or otherwise acquired from another entity.

     The committee has received from the independent auditors, as required by ISB Standard No. 1, a formal written statement disclosing all relationships between the auditor and its related entities and the Company and its related entities that in the auditor's professional judgment may reasonably be thought to bear on independence. Finally, the committee has considered whether the auditor's provision of information technology services and other non-audit services is compatible with maintaining the principal accountant's independence.

     Based on the review and discussions mentioned herein, the audit committee recommended to the board of directors that the audited financial statements be included in the Company's Annual Report on Form 10-KSB for the last fiscal year.

     Signed and adopted by the audit committee this 12th day of April, 2001.

/s/  Robert J. Boschert     /s/  Thomas W. O'Neil        /s/  Scott C. McDonald

Compensation of Directors

     Directors of Digital who are non-employee directors receive $10,000 per annum paid quarterly and options to purchase 10,000 shares of common stock.

Executive Officers

     As of December 31, 2000, the following are the names of the executive officers and information concerning each of them.


      Name                                Age    Office and Background
      ----                                ---    ---------------------
Robert O. Smith,                          56     See "Election of Directors"
President and Chief Executive Officer

Chris Schofield,                          44     See "Election of Directors"
Managing Director,
Digital Power Limited

Philip G. Swany,                          49     Chief Financial Officer since 1996.  Mr.
Chief Financial Officer                          Swany joined the Company as its Controller
                                                 in 1981.  In February 1992, he left the
                                                 Company to serve as the Controller for
                                                 Crystal Graphics, Inc., a 3-D graphics
                                                 software development company.  In
                                                 September 1995, Mr. Swany returned to the
                                                 Company where he was made Vice President-
                                                 Finance.  In May 1996, he was named Chief
                                                 Financial Officer and Secretary of the
                                                 Company.  Mr. Swany received a B.S. in
                                                 Business Administration - Accounting from
                                                 Menlo College, and attended graduate
                                                 courses in Business Administration at the
                                                 University of Colorado

Executive Compensation.

     Executive officers are appointed by, and serve at the discretion of, the Board of Directors. Except for Robert O. Smith, our President and Chief Executive Officer, we have no employment agreements with any of our executive officers. The following table sets forth the compensation of our President and Chief Executive Officer and managing director during the past three years. No other officer received annual compensation in excess of $100,000 during the 2000 fiscal year.



                                             SUMMARY COMPENSATION TABLE
                                                                              Long Term Compensation
                                  Annual Compensation                    Awards                 Payouts
                             ----------------------------     ---------------------------      --------
                                                                Restricted     Securities        LTIP    All Other
Name and                                   Other Annual            Stock       Underlying       Payouts  Compensa-
Principal Position   Year      Salary    Compensation ($)      Award(s) ($)    Options (#)        ($)       tion
------------------------------------------------------------------------------------------------------------------

Robert O. Smith      2000    $200,000           $0                  $0          100,000(2)        $0         $0
President and CEO    1999    $134,038(1)        $0                  $0          100,000(2)        $0         $0
                     1998    $141,912(1)        $0                  $0          100,000(2)        $0         $0
Chris Schofield      2000    $105,927           $0                  $0           25,000(3)        $0         $0
Managing Director,   1999    $  95,726          $0                  $0             60,000         $0         $0
Digital Power
Limited


(1) Pursuant to Mr. Smith's employment contract, during 1999, Mr. Smith was entitled to receive $200,000 per annum and during 1998, was entitled to receive $175,000 per annum. Due to the financial condition of the Company, Mr. Smith only received $134,038 and $141,912 during 1999 and 1998, respectively.

(2) Pursuant to his employment contract, Mr. Smith is entitled to receive options to acquire 100,000 shares of common stock at the beginning of each year. The exercise price is equal to the lower of market value as of the first business day of the year or the average closing price for the first six months of each year of his contract. The exercise price for year 2000 was $1.5625; for 1999, the exercise price was $1.875; and for 1998, the exercise price was $6.69. The options issued in 1998 where repriced on November 5, 1998, to an exercise price of $2.31 per share.

(3) Represents options to acquire 25,000 shares of common stock at $1.5625 per share.

     The following table sets forth the options granted to Digital's executive officers during the past fiscal year and the number and value of unexercised options held by those executive officers as of the end of fiscal year 2000.

     The following table sets forth the options granted to Messrs. Smith and Schofield during the past fiscal year.

                        OPTION GRANTS IN LAST FISCAL YEAR

                                                     Individual Grants
                     ------------------------------------------------------------------------------
                                               % of Total Options
                     Number of Securities          Granted to          Exercise or
                      Underlying Options       Employees in Fiscal     Base Price       Expiration
       Name               Granted (#)                 Year               ($/Sh)            Date
---------------------------------------------------------------------------------------------------
Robert O. Smith             100,000                   27.3%              $1.5625       January 2010
Chris Schofield             25,000                    6.8%               $1.5625       January 2010


        The following table sets forth Mr. Smith's fiscal year end option values.


                 AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR
                        AND FISCAL YEAR-END OPTION VALUES



                                                                  Number of        Value of Unexercised
                                                            Unexercised Options    In-the-Money Options
                                                                at FY-End (#)         at FY-End ($)(1)

                     Shares Acquired                            Exercisable/           Exercisable/
       Name          on Exercise (#)    Value Realized ($)      Unexercisable         Unexercisable
-------------------------------------------------------------------------------------------------------
Robert O. Smith           286,900            2,458,197       200,000 Exercisable      $0 Exercisable
Chris Schofield             -0-                 -0-          125,000 Exercisable    $3,125 Exercisable
-------------------------------------------------------------------------------------------------------


(1)  Market price at December 29, 2000, for a share of common stock was $1.6875.

Employment Contracts

     On March 1, 2000, Mr. Smith entered into an employment contract effective January 1, 2000. The term of the employment agreement is for one year subject to annual renewal. Under the terms of Mr. Smith's employment contract, Mr. Smith shall serve as President and Chief Executive Officer and his salary shall be $200,000 per annum, and he shall be entitled to bonuses as determined by the Board. In addition, he shall have the right to receive on the first business day of each January during the term of his contract options to acquire 100,000 shares of common stock at the lower of market value as of such date or the average closing price for the first six months of each year of his contract. Pursuant to Mr. Smith's employment contract, in the event there is a change in control of the Company, Mr. Smith shall be entitled to receive in one payment, the sum of six times his annual base salary. If Mr. Smith's employment agreement is not renewed or he is terminated without cause, Mr. Smith will be entitled to three times his annual base salary.

Benefit Plans

     Employee Stock Purchase Plan. Digital has adopted an Employee Stock Ownership Plan ("ESOP") in conformity with ERISA requirements. As of December 31, 2000, the ESOP owns, in the aggregate, 167,504 shares of the Company's common stock. In June, 1996, the ESOP entered into a $500,000 loan with San Jose National Park to finance the purchase of shares. The Company guaranteed the repayment of the loan, and their contributions to the ESOP were used to pay off the loan by the end of 1999. All employees of the Company participate in the ESOP on the basis of level of compensation and length of service. Participation in the ESOP is subject to vesting over a six-year period. The shares of the Company's common stock owned by the ESOP are voted by the ESOP trustees. Mr. Smith, President and Chief Executive Officer of the Company, is one of two trustees of the ESOP.

2000, 1998 and 1996 Stock Option Plans

     We have established the 2000, 1998 and 1996 Stock Option Plans (the "Plans"). The purposes of the Plans are to encourage stock ownership by our employees, officers, and directors to give them a greater personal interest in the success of the business and to provide an added incentive to continue to advance in their employment or service to us. A total of 1,253,000 options are authorized to be issued under the Plans, of which 1,033,220 options have been issued. The Plans provide for the grant of either incentive or non-statutory stock options. The exercise price of any incentive stock option granted under the Plans may not be less than 100% of the fair market value of our common stock on the date of grant. The fair market value for which an optionee may be granted incentive stock options in any calendar year may not exceed $100,000. Shares subject to options under the Plans may be purchased for cash. Unless otherwise provided by the Board, an option granted under the Plans is exercisable for ten years. The Plans are administered by the compensation committee which has discretion to determine optionees, the number of shares to be covered by each option, the exercise schedule, and other terms of the options. The Plans may be amended, suspended, or terminated by the Board but no such action may impair rights under a previously granted option. Each incentive stock option is exercisable, during the lifetime of the optionee, only so long as the optionee remains employed by us. No option is transferrable by the optionee other than by will or the laws of descent and distribution. If proposal number 2 is adopted, the options under the 2000 stock option plan will be assumed by the 2001 stock option plan.

Other Stock Options

     The Company, as of December 31, 2000, has outstanding options to acquire 30,500 shares of common stock at $1.80 per share. These options were granted to employees in May 1993 and are now fully vested.

     401(k) Plan. The Company has adopted a tax-qualified employee savings and retirement plan (the "401(k) Plan"), which generally covers all of the Company's full-time employees. Pursuant to the 401(k) Plan, employees may make voluntary contributions to the 401(k) Plan up to a maximum of six percent of eligible compensation. The 401(k) Plan permits, but does not require, additional matching and Company contributions on behalf of Plan participants. Digital matches contributions at the rate of $.25 for each $1.00 contributed. Digital can also make discretionary contributions. The 401(k) Plan is intended to qualify under Sections 401(k) and 401(a) of the Internal Revenue Code of 1986, as amended. Contributions to such a qualified plan are deductible to the Company when made and neither the contributions nor the income earned on those contributions is taxable to Plan participants until withdrawn. All 401(k) Plan contributions are credited to separate accounts maintained in trust. The amount contributed to Mr. Smith for 2000 was $2,168. No amount was contributed to Mr. Schofield in 2000.

COMPLIANCE WITH SECTION 16(A) OF THE SECURITIES EXCHANGE ACT OF 1934

     Section 16(a) of the Securities Exchange Act of 1934 requires Digital's directors, executive officers, and persons who own more than 10% of Digital's outstanding common stock to file reports of ownership and changes in ownership with the SEC. Directors, executive officers, and shareholders of more the 10% of Digital's common stock are required by SEC regulations to furnish Digital with copies of the Section 16(a) forms they file.

     Based solely on a review of the copies of such forms furnished to Digital, or written representations that such filings were not required, Digital believes that it complied with all Section 16(a) filing requirements applicable to its directors and officers except for Mr. Schofield who inadvertently was late filing one report reporting four transactions.

OTHER MATTERS

     Hein & Associates served as Digital's independent accountants for the fiscal year ended December 31, 2000, and during the course of that fiscal year they were also engaged by Digital to provide certain tax and other services. During the year ended December 31, 2000, the following fees were paid for services provided by Hein & Associates.

     Audit fees. The aggregate fees paid for the annual audit and/or the review of Digital's financial statements included in Digital's Form 10-KSB for the year ended December, 31, 2000, amounted to approximately $62,000.

     Financial Information Systems Design and Implementation Fees. During the year ended December 31, 2000, Digital paid no fees to Hein & Associates related to the design or implementation of a hardware or software system to compile source data underlying Digital's financial statements or generate information significant to Digital's financial statements.

     All Other Fees. The aggregate fees paid for other non-audit services, including fees for tax related services, rendered by Hein & Associates during Digital's most recent fiscal year ended December 31, 2000, amounted to approximately $98,000.

     A representative of Hein & Associates will be present at the Meeting to respond to appropriate questions from the shareholders and will be given the opportunity to make a statement should they desire to do so.

ADDITIONAL INFORMATION

     The board of directors of Digital knows of no other matters that may or are likely to be presented at the Meeting. However, in such event, the persons named in the enclosed form of proxy will vote such proxy in accordance with their best judgement in such matters pursuant to discretionary authority granted in the proxy.

     Copies of the exhibits to Digital's Annual Report on Form 10-KSB will be provided to any requesting shareholder, provided that such shareholder agrees to reimburse the Company for reasonable fees related to providing such exhibits. Shareholders should direct their request to: Corporate Secretary, Digital Power Corporation, 41920 Christy Street, Fremont, California 94538.

SHAREHOLDER PROPOSALS

     Shareholder proposals to be included in Digital's proxy statement and Proxy for its 2002 Meeting must meet the requirements of Rule 14a-8 promulgated by the SEC and must be received by Digital no later than January 25, 2002.

     ALL SHAREHOLDERS ARE URGED TO EXECUTE THE ACCOMPANYING PROXY AND TO RETURN IT PROMPTLY IN THE ACCOMPANYING ENVELOPE. SHAREHOLDERS MAY REVOKE THE PROXY IF THEY DESIRE AT ANY TIME BEFORE IT IS VOTED.

                                            BY ORDER OF THE BOARD OF DIRECTORS

                                            /s/  Philip G. Swany, Secretary
DATE: May 25, 2001

                            DIGITAL POWER CORPORATION
                             Audit Committee Charter



Preamble

Digital Power Corporation ("Company"), as part of its continuous improvement efforts, and consistent with its requirements for continued listing on the American Stock Exchange, desires to strengthen its board oversight of accounting and reporting functions through this Charter setting forth the duties and authority of the Company's audit committee.

Organization

The audit committee of the board of directors shall be comprised of at least three directors who are independent of management and the Company, and shall be considered independent if they have no employment or other relationship with the Company that might interfere with the exercise of their independence from the Company or management. All audit committee members will be financially literate, by experience or otherwise, and at least one member will have accounting or related financial management expertise.

Statement of Policy

The audit committee shall provide assistance to the Board of Directors in fulfilling the members' responsibility to the stockholders, potential stockholders, and the investment community relating to corporate accounting and reporting practices of the Company, and the quality and integrity of financial reports of the Company. In so doing, it is the responsibility of the audit committee to maintain free and open communication between the members of the Board of Directors, the independent auditors, and the Company's principal financial officer.

Responsibilities

In carrying out its responsibilities, the audit committee believes its policies and procedures should remain flexible, in order to best react to changing conditions and to ensure to the Board of Directors and stockholders that the corporate accounting and reporting practices of the company are in accordance with all requirements and are of the highest quality.

In carrying out these responsibilities, the audit committee will:

o Obtain the full board of directors' approval of this Charter and review and reassess this Charter as conditions dictate, but no less frequently than annually following the review of the Company's annual report on Form 10-KSB.

o Review and recommend to the Board of Directors the selection of independent auditors to audit the financial statements of the Company.

o Have a clear understanding with the independent auditors that the independent auditors are ultimately accountable to the Board of Directors and the audit committee, as the stockholders' representatives, who have the ultimate authority in deciding to engage, evaluate, and if appropriate, terminate their services.

o    Review  and  concur  with   management's   appointment,   termination,   or
     replacement of the Chief Financial Officer.

o Meet with the independent auditors and financial management of the Company to review the scope of the proposed audit and timely quarterly reviews for the current year and the procedures to be utilized, the adequacy of the independent auditor's compensation, and at the conclusion thereof review such audit or review, including any comments or recommendations of the independent auditors.

o Review with the independent auditors, the Company's principal financial officer, and financial and accounting personnel, the adequacy and effectiveness of the accounting and financial controls of the company, and elicit any recommendations for the improvement of such internal controls or particular areas where new or more detailed controls or procedures are desirable. Particular emphasis should be given to the adequacy of internal controls to expose any payments, transactions, or procedures that might be deemed illegal or otherwise improper

o Review reports received from regulators and other legal and regulatory matters that may have a material effect on the financial statements or related company compliance policies.

o Review the internal audit function of the company including the independence and authority of its Chief Financial Officer in meeting the Company's reporting obligations, the proposed audit plans for the coming year, and the coordination of such plans with the independent auditors.

o Inquire of management, the internal auditor, and the independent auditors about significant risks or exposures and assess the steps management has taken to minimize such risks to the Company.

o Direct the independent auditors to communicate directly to each member of the audit committee with respect to any disagreement with the Company on any financial treatment or accounting practice that is reflected in the quarterly reports on Form 10-QSB upon review.

o Receive prior to each meeting, a summary of findings from completed internal audits and a progress report on the proposed internal audit plan, with explanations for any deviations from the original plan.

o Review the quarterly financial statements with financial management prior to the filing of the Form 10-QSB (or prior to the press release of results, if possible) to determine that the independent auditors do not take exception to the disclosure and content of the financial statements, and discuss any other matters required to be communicated to the committee by the independent auditors. The chair of the committee may represent the entire committee for purposes of this review and any required discussions with the independent auditor.

o Review the financial statements contained in the annual report to shareholders with management and the independent auditors to determine that the independent auditors are satisfied with the disclosure and content of the financial statements to be presented to the shareholders. Review with financial management and the independent auditors the results of their timely analysis of significant financial reporting issues and practices, including changes in, or adoptions of, accounting principles and disclosure practices, and discuss any other matters required to be communicated to the committee by the auditors. Also review with financial management and the independent auditors their judgments about the quality, not just acceptability, of accounting principles and the clarity of the financial disclosure practices - used or proposed to be used, and particularly, the degree of aggressiveness or conservatism of the organization's accounting principles and underlying estimates, and other significant decisions made in preparing the financial statements. -

o Provide sufficient opportunity for the Company's principal accounting officer and the independent auditors to meet with the members of the audit committee without members of management present. Among the items to be discussed in these meetings are the independent auditors' evaluation of the company's financial, accounting, and auditing personnel, and the cooperation that the independent auditors received during the course of audits.

o Review accounting and financial human resources and succession planning within the Company.

o Report the results of the annual audit to the board of directors. If requested by the board, invite the independent auditors to attend the full board of directors meeting to assist in reporting the results of the annual audit or to answer other directors' questions (alternatively, the other directors, particularly the other independent directors, may be invited to attend the audit committee meeting during which the results of the annual audit are reviewed).

o On an annual basis, obtain from the independent auditors a written communication delineating all their relationships and professional services as required by Independence Standards Board Standard No. 1, Independence Discussions with Audit Committees. In addition, review with the independent auditors the nature and scope of any disclosed relationships or professional services and take, or recommend that the board of directors take, appropriate action to ensure the continuing independence of the auditors.

o Review the report of the audit committee in the annual report to shareholders and the Annual Report on Form 10-KSB disclosing whether or not the committee had reviewed and discussed with management and the independent auditors, as well as discussed within the committee (without management or the independent auditors present), the financial statements and the quality of accounting principles and significant judgments affecting the financial statements. In addition, disclose the committee's conclusion on the fairness of presentation of the financial statements in conformity with GAAP based on those discussions.

o Submit the minutes of all meetings of the audit committee to, or discuss the matters discussed at each committee meeting with, the board of directors.

o Investigate any matter brought to its attention within the scope of its duties, with the power to retain outside counsel for this purpose if, in its judgment, that is appropriate.

o Review the Company's disclosure in the proxy statement for its annual meeting of shareholders that describes that the Committee has satisfied its responsibilities under this Charter for the prior year. In addition, include a copy of this Charter in the annual report to shareholders or the proxy statement at least triennially or the year after any significant amendment to the Charter.

           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

     The undersigned hereby appoints Robert O. Smith and Philip G. Swany, and each of them, as proxies with the power to appoint his or their successor, and hereby authorizes them to represent and to vote, as designated below, all the shares of common stock of DIGITAL POWER CORPORATION ("Digital"), held of record by the undersigned on May 23, 2001, at the Meeting of shareholders to be held on June 26, 2001, at 10:00 a.m. (Pacific Time), at Digital's corporate offices located at 41920 Christy Street, Fremont, California 94538, and at any and all adjournments thereof.

1.   Election of Directors.


     FOR all nominees listed below _____        WITHOUT AUTHORITY ____
     (except as marked to the contrary below)   (to withhold vote for all
                                                Nominees below)

     (INSTRUCTIONS: To withhold authority to vote for any individual nominee, strike a line through the nominee's name in the list below.)

        Robert O. Smith      Chris Schofield       Thomas W. O'Neil, Jr.
        Scott C. McDonald    Robert J. Boschert

     This proxy, when properly executed, will be voted in the manner directed herein by the undersigned shareholder. If no direction is made, this proxy will be voted FOR the proposal listed herein.

     Please sign exactly as name appears on the share certificates. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee, or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person.

                 ____________________________    _____________________________
                 Name (Print)                    Name (Print) (if held jointly)

Dated: _______   ____________________________    ____________________________
                 Signature                       Signature (if held jointly)

                 ____________________________    ____________________________
                 (Address)                       (Address)

I will ___ will not ___ attend the Meeting. Number of persons to attend: _____.

PLEASE MARK, SIGN, DATE, AND RETURN THE PROXY PROMPTLY USING THE ENCLOSED ENVELOPE.